COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Asset Allocation Fund, Variable Series

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Growth Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

Columbia Money Market Fund, Variable Series

Columbia S&P 500 Index Fund, Variable Series

Columbia Select Large Cap Growth Fund, Variable Series

Columbia Small Cap Value Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

Supplement dated August 30, 2010

to the Statement of Additional Information (the “SAI”) dated April 29, 2010, as supplemented

Effective September 7, 2010, the SAI for the Funds set forth above is supplemented as follows:

The disclosure in the first paragraph of the section entitled Investment Advisory and Other Services – Other Services Provided – The Transfer Agent is replaced with the following, except with respect to the disclosure relating to fees and reimbursements paid to the Previous Transfer Agent:

Columbia Management Investment Services Corp. (formerly, RiverSource Service Corporation) is the transfer agent for the Funds. The Transfer Agent is located at One Financial Center, Boston, MA 02111. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective September 7, 2010, the Funds pay the Transfer Agent a transfer agency fee at an annual rate of 0.06% of average net assets, payable monthly and, prior to September 7, 2010, paid the Transfer Agent an annual transfer agency fee of $22.36 per account, payable monthly. In addition, prior to September 7, 2010, the Funds reimbursed the Transfer Agent for the fees and expenses the Transfer Agent paid to financial intermediaries that maintained omnibus accounts with the Funds, subject to a cap of up to $22.36 per account for financial intermediaries that sought payment by the Transfer Agent on a per account basis and a cap equal to 0.15% of a Fund’s net assets represented by such an account for financial intermediaries that sought payment by the Transfer Agent based on a percentage of net assets. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.

Shareholders should retain this Supplement for future reference.

C-6512-2 A (8/10)

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